UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                           August 5, 2002
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               Date of Report (date of earliest event reported

                   Commission File Number 1-9789
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                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                                     04-2985631
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(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

       40 North Avenue, Burlington, Massachusetts, 01803-3391
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        (Address of principal executive offices and zip code)

                            (781) 229-7896
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         (Registrant's telephone number, including area code:)


Item 9.	  Regulation FD Disclosure
	On August 5, 2002. Tech/Ops Sevcon, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report on Form 10-Q for the quarter ended June 30, 2002 filed on July 31, 2002.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tech/Ops Sevcon, Inc.,  Registrant
August 5, 2002
                                        /s/ Raymond J. Thibault Jr.
                                        Raymond J. Thibault Jr.
                                        Assistant Treasurer